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                                                                     EXHIBIT 4.1

                                     [FRONT]

NUMBER                                                            ONE
[SPECIMEN]                                                        UNIT

ONE UNIT OF ASSESSABLE                                       SEE REVERSE FOR
LIMITED LIABILITY COMPANY                                   CERTAIN TERMS AND
MEMBERSHIP INTEREST                                            RESTRICTIONS

                                SARDY HOUSE, LLC
  A LIMITED LIABILITY COMPANY ORGANIZED UNDER THE LAWS OF THE STATE OF COLORADO

                               25 UNITS AUTHORIZED

THIS CERTIFIES THAT [SPECIMEN]

IS THE OWNER OF ONE (1)

                       FULLY PAID BUT ASSESSABLE UNIT OF A
                LIMITED LIABILITY COMPANY MEMBERSHIP INTEREST OF
                                SARDY HOUSE, LLC

transferable only on the books of the Company by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

         In Witness Whereof, the said Company has caused this Certificate to be signed by its duly authorized officers.

Dated: _________________

___________________________                       ___________________________
DANIEL D. DELANO, TREASURER                       FRANK S. PETERS, PRESIDENT

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                                     [BACK]

                                SARDY HOUSE, LLC

            THE UNIT REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS SPECIFIED IN A LIMITED LIABILITY COMPANY OPERATING AGREEMENT, AS AMENDED, GOVERNING THE COMPANY BY AND AMONG THE MEMBERS THERETO. SUCH TERMS AND CONDITIONS INCLUDE PROVISIONS FOR ASSESSMENTS OF REQUIRED CAPITAL CONTRIBUTIONS FROM THE HOLDER OF THE UNIT REPRESENTED HEREBY AND PROVISIONS TO WHICH THE TRANSFER OF THE UNIT REPRESENTED HEREBY IS SUBJECT. A COPY OF SUCH LIMITED LIABILITY COMPANY OPERATING AGREEMENT IS AVAILABLE AT THE COMPANY'S PRINCIPAL OFFICE.

For Value Received, _________________ hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

--------------------------

--------------------------

________________________________________________________________________________
 (PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

____________________________________________________________________ One Unit of

Assessable Limited Liability Company Membership Interest represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________ attorney-in-fact to transfer the said unit on the books of the within-named Company, with full power of substitution in the premises.

Dated _________________

                             ___________________________________________________

                             ___________________________________________________

                             NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                     CORRESPOND WITH THE NAME(S) AS WRITTEN UPON
                                     THE FACE OF THE CERTIFICATE IN EVERY
                                     PARTICULAR WITHOUT ALTERATION OR
                                     ENLARGEMENT OR ANY CHANGE WHATSOEVER.

                                        2